SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

NYMEX HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NYMEX HOLDINGS, INC.

One North End Avenue, World Financial Center

New York, New York 10282-1101

(212) 299-2000

Notice of Annual Meeting of Stockholders of NYMEX Holdings, Inc.

to be Held Tuesday, March 15, 2005

To the Stockholders of NYMEX Holdings, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of NYMEX Holdings, Inc. (the “Company”), a Delaware corporation, will be held on Tuesday, March 15, 2005, at 3:00 p.m., (New York Time), at One North End Avenue, Boardroom 1016, New York, New York 10282-1101 for the following purposes:

Proposal 1 — Election of Directors

•	To elect one (1) Vice Chairman Director whose term ends in the year 2008;

•	To elect one (1) Futures Commission Merchant Director whose term ends in the year 2008;

•	To elect one (1) Local Director whose term ends in the year 2008;

•	To elect one (1) Floor Broker Director whose term ends in the year 2008;

•	To elect one (1) Trade Director whose term ends in the year 2008;

•	To elect one (1) At Large Director whose term ends in the year 2008;

•	To elect one (1) Equity Holder Director whose term ends in the year 2008; and

•	To elect one (1) Public Director whose terms end in the year 2008.

Proposal 2 — Amendment to Certificate of Incorporation

•	To amend the Company’s Certificate of Incorporation in order to eliminate term limits for Public Directors.

Other Business

•	Any other business that may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice, which you are encouraged to read carefully.

Only Stockholders of record at the close of business on February 25, 2005 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.

All Stockholders are invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card and proxy envelope in the postage-prepaid envelope enclosed for that purpose in accordance with the voting instructions contained within the Proxy Statement. Any Stockholder attending the Annual Meeting of Stockholders may vote in person even if such person has previously returned a proxy.

The Board of Directors of New York Mercantile Exchange, Inc., (“NYMEX Exchange”) a subsidiary of the Company, will also be elected at the Annual Meeting of Stockholders of the Company, as the same Directors serve on the Boards of Directors of the Company and of NYMEX Exchange.

A Proxy Statement, proxy card, proxy envelope and return envelope accompany this notice.

By Order of the Board of Directors of

NYMEX Holdings, Inc.

GARY RIZZI

Corporate Secretary

Dated: March 2, 2005

NYMEX HOLDINGS, INC.

One North End Avenue

World Financial Center

New York, New York 10282-1101

(212) 299-2000

Annual Meeting of Stockholders

to be Held Tuesday, March 15, 2005 at:

One North End Avenue, Boardroom 1016

New York, New York 10282-1101

Proxy Statement for an Annual Meeting of

Stockholders

The enclosed Proxy is solicited on behalf of NYMEX Holdings, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, March 15, 2005 at 3:00 p.m., (New York Time), and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at One North End Avenue, Boardroom 1016, New York, New York 10282-1101.

All shares of common stock represented by proxy will be voted in the manner indicated on the proxy card. Your presence at the Annual Meeting will not revoke your proxy, but if you vote at the meeting, that vote will revoke your proxy as to the matter on which your vote is cast at the meeting.

The Company anticipates that the proxy solicitation materials will be mailed on or about March 2, 2005 to all Stockholders entitled to vote at the Annual Meeting. Only Stockholders of record as of the close of business on February 25, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment of the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY ENVELOPE AND PROXY CARD.

QUESTIONS AND ANSWERS

Q:	What is the Record Date for the Annual Meeting?

A:	The holders of record of voting stock at the close of business on February 25, 2005, are entitled to notice of and to cast their vote at the Annual Meeting. At the Record Date, the Company’s voting stock consisted of 816 shares of issued and outstanding common stock with a par value of $0.01 per share.

Q:	What am I voting on in the election?

A:	As a stockholder of NYMEX Holdings, Inc. you will cast your vote(s) for:

Proposal 1 — Election of Directors

•	To elect one (1) Vice Chairman Director whose term ends in the year 2008;

•	To elect one (1) Futures Commission Merchant Director whose term ends in the year 2008;

•	To elect one (1) Local Director whose term ends in the year 2008;

•	To elect one (1) Floor Broker Director whose term ends in the year 2008;

•	To elect one (1) Trade Director whose term ends in the year 2008;

•	To elect one (1) At Large Director whose term ends in the year 2008;

•	To elect one (1) Equity Holder Director whose term ends in the year 2008; and

•	To elect one (1) Public Director whose terms end in the year 2008.

Proposal 2 — Amendment to Certificate of Incorporation

•	To amend the Company’s Certificate of Incorporation in order to eliminate term limits for Public directors.

Other Business

•	Any other business that may properly come before the meeting.

Q:	Who can vote?

A:	The holders of record of voting stock at the close of business on February 25, 2005 (the Record Date) are entitled to notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

Q:	How do I cast my vote in the election?

A:	You may cast your vote in person at the annual meeting or by your signed, written proxy. You have been provided with the number of proxy cards and proxy envelopes equal to the number of shares of common stock held by you, which corresponds to the number of NYMEX Exchange seats that you own or that are registered in your name under an ABC Agreement as of the Record Date. Stockholders shall follow the following procedures for voting by proxy:

1. Complete the proxy card indicating your vote with respect to the election of directors by marking an “X” next to the name of each individual within a particular category of directors for whom you are voting in favor of becoming a director. YOU MAY NOT VOTE FOR MORE THAN THE NUMBER OF OPEN POSITIONS STATED IN THE DIRECTIONS FOR EACH CATEGORY OF DIRECTORS.

2. Complete the proxy card indicating your vote with respect to the amendment to the Company’s Certificate of Incorporation, by marking an “X” next to “FOR”, “AGAINST” or “ABSTAIN” in the section of the Proxy marked “PROPOSAL 2 — AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION”. PLEASE NOTE THAT AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE 816 SHARES OUTSTANDING IS REQUIRED TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. A VOTE MARKED “ABSTAIN” WILL HAVE THE SAME EFFECT AS A VOTE MARKED “AGAINST”.

3. Insert the proxy card into the proxy envelope, sign and seal the proxy envelope. Make certain that you complete the proxy printed on the back of the proxy envelope. Please note that the date must be inserted, and you must sign and print your name on the proxy envelope where indicated. If the proxy envelope and proxy card are not properly filled out, each will be null and void.

4. Only one proxy card may be inserted into each proxy envelope. If more than one proxy card is inserted into a proxy envelope, all such votes will be null and void. Any proxy card received by the Office of the Corporate Secretary without the enclosed proxy envelope will be null and void.

5. If the number of proxy cards submitted by a Stockholder exceeds the number of shares of common stock owned by or registered to such stockholder by virtue of an ABC Agreement, the proxy(ies) bearing the latest date(s) shall be presumed to revoke all proxy(ies) bearing earlier dates.

6. If the number of proxy cards submitted by a Stockholder exceeds the number of shares of common stock owned by or registered to such Stockholder by virtue of an ABC Agreement and such proxy(ies) each bear the same date, all proxy(ies) signed by the Stockholder shall be null and void.

7. A Stockholder who personally attends and casts a vote at the Annual Meeting shall be presumed to have revoked all proxy(ies) previously issued by the Stockholder as to the matter on which such vote is cast.

8. In order to be accepted, proxy card(s) must be received by the Office of the Corporate Secretary located at NYMEX Holdings, Inc., One North End Avenue, Suite 1548, New York, New York 10282-1101, Attention: Donna Talamo, telephone number (212) 299-2372, no later than 3:00 p.m. (New York Time) on Tuesday, March 15, 2005. Proxy card(s) received after 3:00 p.m. (New York Time) on Tuesday, March 15, 2005 will not be counted. For your convenience, a self-addressed, postage-paid envelope is enclosed. Please include only one completed proxy envelope in each self-addressed, postage-paid envelope.

9. Stockholders may vote by facsimile. The fax number is (212) 301-4645. In order to vote by fax, your fax must be received by 3:00 p.m. (New York Time) on Tuesday, March 15, 2005 and must be in the form of the enclosed proxy card and proxy envelope. A Stockholder with more than one share of common stock who wishes to vote via fax must submit a separate proxy card and proxy envelope for each share owned or held by virtue of an ABC Agreement in his name.

The death or incapacity of a person who gives a proxy will not revoke the proxy, unless the fiduciary who has control of the shares represented by the proxy notifies the Office of the Corporate Secretary in writing of such death or incapacity.

Q:	Can I change my vote?

A:	Yes. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Office of the Corporate Secretary of the Company at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Q:	How many votes can I cast in the election?

A:	Each share of common stock is entitled to one vote on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. Shares of common stock represented by properly executed proxy(ies) will, unless such proxy(ies) has been previously revoked, be voted in accordance with the instructions indicated thereon. The Company will bear the cost of soliciting proxies but will not bear the cost of solicitation by Stockholders. The Company is soliciting proxies by mail. Directors and Stockholders may solicit proxies personally, by facsimile or by telephone.

Any questions or requests for assistance regarding the Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card or proxy envelope may be directed to: Office of the Corporate Secretary — NYMEX Holdings, Inc., One North End Avenue, Suite 1548, New York, New York 10282-1101, Attention: Donna Talamo, Telephone: (212) 299-2372, Fax: (212) 301-4645.

QUORUM; REQUIRED VOTE; ABSTENTIONS; NON-VOTES — NYMEX Holdings, Inc. (the “Company”)

The presence in person or by proxy of the holders of one-third of the outstanding shares of the Company’s common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting of Stockholders. Elections of directors shall be determined by a plurality of the votes cast. The amendment to the Company’s Certificate of Incorporation requires an affirmative vote of a majority of the 816 Shares outstanding. Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum. Abstentions and non-votes will also be counted for purposes of determining the presence or absence of a quorum, but they will not be counted as votes cast.

PROPOSAL 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS IS NOT

PROVIDING ANY RECOMMENDATION REGARDING THE

THE ELECTION OF DIRECTORS

Nominees

The Certificate of Incorporation and Bylaws of the Company provide for a Board of Directors of twenty-five (25) directors. At present, there are eight (8) expiring director positions. In each category, there is one position to be filled, for a three-year term expiring in 2008.

The name of each nominee, together with his respective category, is set forth below:

VICE CHAIRMAN

(Vote for ONE Candidate)

RICHARD SCHAEFFER	Vice Chairman	Age 52
Director since 1990
Member since 1981

Mr. Schaeffer has been Vice Chairman of the Company since 2004. Mr. Schaeffer was the Company’s Treasurer from 1993 to 2004. Mr. Schaeffer has been a Director of the Company since 1990 and a member since 1981. Since 1997, Mr. Schaeffer has been an executive of Global Energy Futures for ABN AMRO, Inc. From 1992 to 1997, Mr. Schaeffer was a Senior Vice President/Director of the Chicago Corp., which was a clearing member of both NYMEX Exchange and the COMEX Division until its acquisition by ABN AMRO, Inc. Mr. Schaeffer also serves as a member of the board of directors of the Juvenile Diabetes Foundation.

FLOOR BROKER

(Vote for ONE Candidate)

STEVEN KARVELLAS	Director since 1996	Age 45
Member since 1990

Mr. Karvellas has been an independent floor broker and a member of NYMEX Exchange since 1990. He has been a member of the Board of Directors since 1996 and served on the Executive Committee from 1998 to 2002. Mr. Karvellas currently serves as the Chairman of the Adjudication, Compliance Review and Natural Gas Advisory Committees, and Co-Chairman of the NYMEX Charitable Foundation. Mr. Karvellas also serves as Vice Chairman of the Floor Broker Advisory Committee. He has previously served as the Chairman of the Arbitration and Marketing Committees. Mr. Karvellas began his career as a member of COMEX in 1984. He was elected to the COMEX Board of Governors in 1987, and was elected to the Executive Committee representing the floor group of COMEX in 1989.

FUTURES COMMISSION MERCHANT

(Vote for ONE Candidate)

STANLEY MEIERFELD	Member since 1971	Age 57

Mr. Meierfeld is currently a partner of Kottkee Associates and managing director of the Gelderman division of F.C. Stone, a leading clearing firm for local traders and market makers. He currently serves on the Clearing, By-laws, Compliance Review, Arbitration, and FCM Advisory Committees. Mr. Meierfeld joined the NYMEX Exchange through his family firm, S. Meierfeld Inc in 1971, which was established by his grandfather, NYMEX

Exchange member Samuel Meierfeld, in 1902. At his family firm, Mr. Meierfeld handled all aspects of the business, from runner to floor broker to back office manager. Mr. Meierfeld previously served for 15 years on the Board of Directors of NYMEX Exchange, including one term as Vice Chairman.

WILLIAM WALLACE	Member since 1998	Age 40

Mr. Wallace is currently a Senior Vice President at Man Financial, Inc., and has been a member of NYMEX Exchange since 1998. For 9 years, Mr. Wallace was responsible for managing the day to day operations of Man’s floor business. He is a regular contributor to CNBC and the Bloomberg Network financial news broadcasts. He currently serves on the Membership, Floor Brokers’ Advisory and Settlement Committees. He began his career at Kidder Peabody in 1987.

LOCAL

(Vote for ONE Candidate)

KEVIN McDONNELL	Treasurer	Age 45
Director since 1999
Member since 1984

Mr. McDonnell has been the Company’s Treasurer and has served on the Executive Committee of the Company since 2004. Mr. McDonnell has been a Director of the Company since 1999. He has been an independent floor trader since 1985 and a member of NYMEX Exchange since 1984.

TRADE

(Vote for ONE Candidate)

A. GEORGE GERO	Director since 1999	Age 68
Member since 1966

Mr. Gero is currently a Senior Vice President of Legg Mason Wood Walker, Inc. Mr. Gero held various positions with the Futures Division of Prudential Securities Inc., from 1981 to 2003, most recently as a Senior Vice President-Investment and as a First Vice President. Mr. Gero first served as a board member of NYMEX Exchange in 1976 and has been a member of COMEX since 1976, the American Stock Exchange since 1995, NYBOT since 1984, PHLX since 2003 and NYMEX Exchange since 1966. He is also the Chairman of the Commodity Floor Brokers and Traders Association, Co-Chairman of the Government Relations Committee, Vice Chairman of the NYMEX PAC and Corporate Governance Committee. Mr. Gero is currently a board member of the New York Futures Exchange, International Precious Metals Institute and FINEX, and was previously a director of the Commodity Clearing Corporation. In addition, Mr. Gero is currently a board member of the PBOT division of the Philadelphia Stock Exchange.

AT LARGE

(Vote for ONE Candidate)

ERIC BOLLING	Director since 2002	Age 43
Member since 1988

Mr. Bolling has been an independent floor trader since 1991 a member of NYMEX Exchange since 1988. He is also a member of the COMEX Division, and NYBOT. Mr. Bolling began his career at NYMEX Exchange as a floor broker for SHB Commodities in 1988. Previously, he worked for Mobil Oil as a marketing representative. Mr. Bolling currently serves on the Arbitration, Corporate Governance, Membership, Natural Gas Advisory, Natural Gas Settlement, and Local Advisory Committees, as well as the Special Committee for Hedge Fund Membership. He also serves as Floor Committee Ring Chairman in Natural Gas. Mr. Bolling previously served on the Adjudication and Floor and Options Advisory Committees.

EQUITY HOLDER

(Vote for ONE Candidate)

JOSEPH CICCHETTI	Director since 2001	Age 52
Member since 1974

Mr. Cicchetti is a member of NYMEX Exchange and NYBOT. He has been a member of the Board of Directors since 2001. Mr. Cicchetti is currently trading, managing and consulting with some of the larger futures and NASDAQ day trading operations located at NYMEX Exchange. Mr. Cicchetti has traded commodities on NYMEX Exchange as a floor trader and floor broker for more than 30 years. He is also an educator and lecturer, conducting public and private seminars on the art of technical trading.

HARVEY GRALLA	Member since 1980	Age 60

Mr. Gralla began his career in the life insurance field and received a Chartered Life Underwriter degree. In 1980, at 36, he changed careers, became a member of the NYMEX Exchange and traded on the floor for 17 years. In addition to being a NYMEX Exchange equity holder, Mr. Gralla is currently an active off-the-floor trader in the NYMEX Exchange energy products.

PUBLIC

(Vote for ONE Candidate)

MELVYN FALIS	Public Director since 2001	Age 64

Mr. Falis is currently the Chairman of the Corporate Governance Committee, and serves on the Audit, Compensation and Clearing Committees. Mr. Falis has been a partner in Gusrae, Kaplan, Bruno & Nusbaum, PLLC, since 1987. He was a public member of the board of directors of the New York Futures Exchange and, since 1999, has served as a public member of the board of directors of the Commodity Floor Brokers and Traders Association. He has served as Co-Chairman of the International Advisory Committee and Co-Vice Chairman of the International Marketing Committee. Mr. Falis served as General Counsel of NYMEX Exchange from 1977 to 1983 and was a principal author of the heating oil contract. Prior to serving as the General Counsel of NYMEX Exchange, he was commodities and securities counsel for Prudential Securities.

PROPOSAL 2

SECOND AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THIS AMENDMENT

The Company’s Amended Certificate of Incorporation, Article Sixth, currently provides that a Public Director shall be subject to the following term limit:

“No Public Director who has served as a Public Director for two consecutive terms shall be eligible for election as a Public Director until one year has elapsed from the date of the expiration of such person’s last term.”

The phrase “two consecutive terms” means two full consecutive terms commencing after the Company’s demutualization on November 17, 2000.

The Company submits the following points in support of this Amendment:

1. The Company believes that there should be no term limits applied to the Public Director category because no other Director category is subject to term limits. This provision originated prior to demutualization, when Public Directors were appointed. Subsequent to demutualization, Public Directors have been elected by stockholders, along with all other Director categories. None of the other Director categories is subject to term limits.

2. A term limit on Public Directors could have a material negative effect on the Company’s ability to attract and retain qualified Public Directors. The Company is a Securities and Exchange Commission (“SEC”) reporting company and is subject to the provisions of the Sarbanes-Oxley Act of 2002, and the related rules and regulations promulgated by the SEC (collectively, the “Federal Securities Laws”). The Company’s Compensation and Audit Committees must consist solely of “independent” directors. The Company’s Public Directors are its independent directors, and serve on the Audit and Compensation Committees in compliance with the charters of these Committees, and consistent with current corporate governance standards and the Federal Securities Laws. In addition, all Public Directors serve on the Corporate Governance Committee, and one of the Public Directors serves as its chairman. As a result, attracting and retaining qualified, knowledgeable Public Directors is essential to the proper functioning of these significant committees, as well as of the Company.

3. A term limit will act as an artificial barrier to experienced Public Directors’ ability to continue to serve, at a point when they can be the most helpful to the Company. Current corporate governance trends and regulatory initiatives will likely increase the need for qualified Public Directors. In addition to being subject to the Federal Securities Laws, the Company is a complex institution and the time and effort required of our Public Directors is extensive. After two terms, Public Directors will have accumulated critical expertise related to the Company’s governance and operations.

The Board of Directors recommends that you approve the following Second Amendment to the Amended and Restated Certificate of Incorporation in order to eliminate the term limit for Public Directors:

Second Amendment

To

Amended and Restated Certificate of Incorporation

of

NYMEX Holdings, Inc.

NYMEX Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. Article SIXTH (e) of the Corporation’s Certificate of Incorporation is hereby amended to read as follows:

(e) The Board of Directors shall have five Public Directors who shall be directly elected by the stockholders. Two Public Directors shall be members of Class I, one Public Director shall be a member of Class II and two Public Directors shall be members of Class III. The term of each Public Director shall expire at the expiration of the term of the applicable class. Successors to each of them shall be elected at the annual meeting of stockholders at which his or her term expires. In order to qualify as a Public Director, a person must be knowledgeable of futures trading or financial regulation or otherwise capable of contributing to the deliberations of the Board of Directors and may not be a member of the Exchange or affiliated with any member of the Exchange or an employee of the Exchange. ~~No Public Director who has served as a Public Director for two consecutive terms shall be eligible for election as a Public Director until one year has elapsed from the date of the expiration of such person’s last term.~~

2. This amendment is duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Information Regarding the Current Board of Directors, Other Than Those Seeking Election

MITCHELL STEINHAUSE	Chairman	Age 57
Director since 1992
Member since 1975

Mr. Steinhause has been the Chairman of the Company since 2004, and was the Vice Chairman of the Company from 2000 to 2004. He served as the Company’s Corporate Secretary from 1996 to 1998. Mr. Steinhause was first elected to the Board of Directors in 1992. Mr. Steinhause has been a member of the NYMEX Exchange since 1975, working as a floor broker for 15 years and trading for his own account for 14 years.

STEPHEN ARDIZZONE	Director since 2003	Age 43
Member since 1986

Mr. Ardizzone began his career as a COMEX clerk from 1981 to 1983. He subsequently moved to crude oil where he worked for three years as a clerk for Rafferty Associates and Smith Barney before forming his own brokerage operation, Zone Energy. In 2002, Mr. Ardizzone and his brother founded Bluefin Energy Trading which became a member firm. He has been active on various committees for the last 17 years, including Marketing, Floor, Facilities and Control Committees, and currently serves on the Floor Broker Advisory, Compliance Review, Business Conduct and By-laws/rules Committees.

JOEL FABER	Director since 2001	Age 64
Member since 1978

Mr. Faber founded Faber’s Futures in 1978 in order to trade on behalf of major oil and gasoline companies. He was elected to the Board of Directors of NYMEX Exchange for two consecutive terms from 1982 to 1989 and served on the Executive Committee for three years. In 2001, Mr. Faber was elected to a two-year term on the Board of Directors and in 2003 he was re-elected to a three year term. Mr. Faber has served as an arbitrator with the National Association of Securities Dealers.

STEPHEN FORMAN	Director since 2002	Age 49
Member since 2000

Mr. Forman began his career as a margin clerk for Shearson Hayden Stone in 1974. He has been a conferring member and Senior Vice President of Prudential Financial Derivatives, LLC since 2003. Mr. Forman has served on various Exchange committees and Futures Industry operations committees, including the board of directors of Futures and Options for Kids, and has been an arbitrator for the National Futures Association since 1992. Mr. Forman is currently a member of the COMEX Business Conduct Committee and serves on the board of the New York Clearing Corporation.

KENNETH GARLAND	Director since 2001	Age 56
Member since 1981

Mr. Garland began trading on NYMEX Exchange as a local trader in 1981. In 1982 and 1983, he also acted as a floor broker. Since 1983, he has traded exclusively as a local trader. In 1994, he was recommended by NYMEX Exchange to be a representative on the National Futures Association membership appeals subcommittee, a position he holds to this day.

DAVID GREENBERG	Director since 2000	Age 40
Member since 1990

Mr. Greenberg has been the President of Sterling Commodities Corp. since 1996. Mr. Greenberg has been a member of NYMEX Exchange since 1990 and of the COMEX Division since 1988. He is Chairman of the Security Committee and Vice Chairman of the Locals’ Advisory, Electronic Trading Advisory, Marketing, and Corporate Governance Committees and Co-Chairman of the International Advisory Committee. He also serves as a member of NYBOT and as a director of the Commodity Floor Brokers and Traders Association and the Futures and Options for Kids charity.

E. BULKELEY GRISWOLD	Public Director since 1996	Age 66

Mr. Griswold is the Chairman of the Audit Committee, and serves on the Compensation and Corporate Governance Committees. He has been the Managing Director of L&L Capital Partners since 1997. Since 1983, Mr. Griswold has been President and General Partner of Market Corp. Ventures, a Division of Market Corp. of America. He also serves on the boards of Southern Connecticut Advisory Board of Fleet Bank, the Trust Company of Connecticut and the New London County Mutual Insurance Company.

JESSE HARTE	Director since 2000	Age 46
Member since 1982

Mr. Harte is an officer of Energy Merchants, Inc. and currently leases a membership seat from Calyon Financial Inc. Mr. Harte was previously employed by Duke Energy Merchants, LLC., a commodity trading firm, from 1996 to 2003. Mr. Harte has been a member of NYMEX Exchange since 1982. He was formerly an owner of Bay Area Petroleum, a large independent floor brokerage operation, and a Senior Vice President of Daiwa Securities, a futures commission merchant.

SCOTT HESS	Director since 1997	Age 47
Member since 1982

Mr. Hess has been a partner in G&H Commodities since 1987. He currently serves on the Executive Committee and has been a member of NYMEX Exchange since 1982. He is also a director of the Commodity Floor Brokers and Traders Association.

HARLEY LIPPMAN	Public Director since 1999	Age 50

Mr. Lippman serves on the Audit, Compensation, and Corporate Governance Committees. He is the Chairman of the NYMEX PAC. Mr. Lippman is the founder, owner and chief executive officer of the information technology consulting company Genesis 10, which he founded in 1999. He was also the founder and sole owner of Triad Data Inc., an information technology consulting firm he sold in 1998. Mr. Lippman is Co-Chairman of the Dean’s Council-Columbia University School of International and Public Affairs. In addition, Mr. Lippman is the Vice-Chairman of the National Governing Council of the American Jewish Congress, and is on the National Commission and Executive Committee of the Anti-Defamation League.

MICHEL MARKS	Director since 2001	Age 56
Member since 1974

Mr. Marks was Chairman of NYMEX Exchange from 1978 to 1987. He was previously the President of Merc Oil and has been an investor since 1974. Mr. Marks is currently a member of the board of directors of Argus Media, Ltd, in London, England. Since 1987, Mr. Marks has been semi-retired. Since 1997, he has been working as a consultant to individuals and small businesses.

MICHAEL McCALLION	Director since 2004	Age 60
Member since 1982

Mr. McCallion, who has been trading for his own account since 1990, began his career as a COMEX clerk for Dean Witter Reynolds and became Vice President of its energy floor operation. He also spent two years in the U.S. Armed Forces. Mr. McCallion is the Chairman of the Arbitration Committee and a Vice Chairman of the Facilities Committee. He also serves on the Finance, Membership, Members’ Benefit and Food Services Committees. Additionally, he was the only non-board member to serve on the project management committee for the development of the Exchange headquarters.

JOHN McNAMARA	Director since 2001	Age 48
Member since 1991

Mr. McNamara was a Vice President of BancOne Brokerage International Corporation from 1999 until July 2004. From 1992 to 1998, he was a floor broker for ABN AMRO, Inc. Prior to that, he worked for various future commission merchants. Mr. McNamara has been an options floor trader on NYMEX Exchange since 1986. He has been a COMEX member since 1985 where he previously traded options.

GORDON RUTLEDGE	Director since 2001	Age 51
Member since 1981

Mr. Rutledge began his career as the commodity newswire editor at Merrill Lynch & Co. in 1976. He became a broker in 1981. In 1991, Mr. Rutledge started Onyx Brokerage Inc. He has been a Vice President of AAA Capital Management since December 1997.

GARY RIZZI	Secretary	Age 50
Director since 1995
Member since 1983

Mr. Rizzi has been the Company’s Secretary since 2001, and has served on the Executive Committee of the Company since 2000. He has been a Director of the Company since 1995 and a member since 1983. Mr. Rizzi is currently a Vice President at A.G. Edwards & Sons, Inc. Mr. Rizzi has been Vice President of AGE Commodity Clearing Corp. since 2001 and was an Associate Vice President since 1985. Mr. Rizzi is also a member of the COMEX Division and of NYBOT.

ROBERT STEELE	Public Director since 1999	Age 66

Mr. Steele is Chairman of the Compensation Committee, and serves on the Audit and Corporate Governance Committees. Mr. Steele was a Public director from 1988 to 1994 and was re-appointed to the Board in 1999. He was elected to his current term in 2004. A former banker, Mr. Steele has been Vice Chairman of the John Ryan Company since 1996 and a director of the Merlin Retail Financial Center since 1993. Mr. Steele is also currently the Chairman of the Board of Moore Medical Corp. Mr. Steele served as President and Chief Executive Officer of the Norwich Savings Society from 1975 to 1981 and as President and Chief Executive Officer of Dollar Dry Dock Bank of New York from 1985 to 1990. Mr. Steele served as a Representative in the United States Congress from 1970 to 1974.

Board Meetings and Committees

The Board of Directors of the Company held a total of 19 meetings, including one (1) Annual Meeting of Stockholders during 2004. None of the directors attended less than 75% of the meetings. The Board has established Executive, Audit, Compensation, Corporate Governance and certain other committees. The Board established a Compensation Committee in 2002 and a Corporate Governance Committee in 2003. The Company does not have a Nominating Committee. The Company’s Audit and Compensation Committees consist solely of Public Directors, all of whom satisfy the independence requirements set forth in the New York Stock Exchange listing standards.

Executive Committee

The Executive Committee consists of Mitchell Steinhause, Richard Schaeffer, Kevin McDonnell, Gary Rizzi and Scott Hess. This Committee met 35 times in the year 2004. The Executive Committee may exercise the authority of the Board. The Executive Committee shall perform other duties as are specified by the Board or as are provided in the Company’s bylaws and rules.

Audit Committee

In 2004, the Audit Committee consisted of the Public Directors of the Company: E. Bulkeley Griswold (Chairman), John Conheeney, Robert Steele, Melvyn Falis and Harley Lippman. John Conheeney retired from the Board of Directors in February 2005. This Committee met 36 times in 2004. The Audit Committee has direct oversight of the Company’s internal audit department and makes decisions concerning the engagement of public accountants, reviews with the public accountants the scope and results of the audit engagement, approves professional services provided by the public accountants, reviews the independence of the public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company’s internal accounting controls.

Compensation Committee

The Board of Directors established a Compensation Committee in 2002. In 2004, the Committee consisted of the Public Directors of the Company: Robert Steele (Chairman), E. Bulkeley Griswold, John Conheeney, Melvyn Falis and Harley Lippman. John Conheeney retired from the Board of Directors in February 2005. The Compensation Committee met 15 times in the year 2004. In 2003, the Company adopted a Compensation Committee Charter. The Compensation Committee reviews issues related to executive compensation, such as salary and bonus ranges and incentive compensation plans. The Compensation Committee also determines the salary and bonus amounts for the Chairman and President, and determines annual bonus amounts for the Executive Committee of the Board of Directors. In addition, the Compensation Committee determines salary and bonus amounts for senior vice presidents and reviews and approves salary and bonus amounts for vice presidents.

Corporate Governance Committee

On April 2, 2003, the Board of Directors established a Corporate Governance Committee. In 2004, the Committee consisted of the five Public Directors of the Company and seven other Directors: Melvyn Falis (Chairman), E. Bulkeley Griswold, John Conheeney, Harley Lippman, Robert Steele, Eric Bolling, Joel Faber, Stephen Forman, Kenneth Garland, A. George Gero, David Greenberg, and John McNamara. John Conheeney retired from the Board of Directors in February 2005. The Corporate Governance Committee met 7 times in the year 2004. The purpose of the Corporate Governance Committee is to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and oversee the Company’s policies, practices and procedures in the area of corporate governance.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

In March 2002, the stockholders approved the creation of a Compensation Committee (the “Committee”). The Committee, consisting of the five independent Public Directors of the Board of Directors, has the authority to determine the compensation of executive officers of the Company, to administer and review any compensation plans the Company may adopt, and to carry out such other functions as may be lawfully delegated to it by the Board of Directors. The Committee acts on behalf of the Board of Directors on all matters concerning executive compensation, which includes formulation of compensation policies, determining compensation and issuing a yearly report by the Committee with respect to compensation matters as required by federal securities laws. There is currently one vacancy on the Compensation Committee.

The Board of Directors adopted an Incentive Compensation Plan (the “Incentive Plan”) and the stockholders approved the Incentive Plan at their Annual Meeting in 2002, with the intent of avoiding the possibility that the deductibility for Federal income tax purposes of bonus compensation with regard to the year ending December 31, 2002 or future years will be limited by Section 162(m) of the Internal Revenue Code (which under certain circumstances causes compensation to an employee in a year in excess of $1 million not to be deductible to the employer). Nothing precludes the Compensation Committee from making any awards that are outside the scope of the Incentive Plan. Moreover, to maintain flexibility, the Committee has not adopted a policy that all compensation must be deductible.

Under the Incentive Plan, the Committee may award cash bonuses to executive officers of the Company. Awards of incentive compensation are based upon a percentage of the Company’s consolidated earnings before interest, taxes, depreciation and amortization, before giving effect to losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, liquidity incentive programs or other forms of trading rebates and any unusual nonrecurring gain or loss (“EBITDA”). None of the Chairman, the Vice Chairman or the President may receive a bonus award under the Incentive Plan for any fiscal year that exceeds 3.0% of the Company’s consolidated EBITDA for that fiscal year. In addition, no other executive officer may be awarded a bonus under the Incentive Plan for any fiscal year that exceeds 1.5% of the Company’s consolidated EBITDA for that fiscal year. Bonuses may be payable in single lump sums, or may be payable over periods of years, and may (but will not be required to) be made forfeitable to the extent recipients do not continue to be employed by the Company or its subsidiaries throughout the period during which they are payable.

During 2004, the Committee conducted fifteen meetings on executive compensation. The current form of executive compensation is annual total cash compensation. Annual total cash compensation includes base salary and bonus awards at the end of the year. Senior management endeavors to have base salary reflect the market value of an individual’s level of responsibilities, competencies and contributions. The Committee strives to ensure that annual bonuses reflect the performance of the Company, as well as individual performance.

On July 9, 2003, the Board of Directors adopted a Compensation Committee Charter which delineates the duties and responsibilities of the Compensation Committee regarding executive compensation and other matters.

The Chairman’s base salary of $600,000 represents the annual stipend to which the Chairman of the Exchange is entitled. This salary amount was put into place in 2000 and the Committee did not modify this amount. The Committee determined the amount of the bonus the Chairman was awarded based upon the performance of the Company for the fiscal year 2004.

Submitted by the Compensation Committee

Robert Steele (Chairman)

Melvyn Falis

E. Bulkeley Griswold

Harley Lippman

AUDIT COMMITTEE REPORT

The Audit Committee consists of five independent Public directors of the Company, and operates under a written charter adopted by the Committee and the Board of Directors. There is currently one vacancy on the Audit Committee.

Management has the primary responsibility for the Company’s consolidated financial statements and the reporting process, including the system of internal controls. KPMG LLP, the independent registered public accountants for the Company, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards established by the Public Company Accounting Oversight Board, in the United States, and for issuing a report thereon. The Audit Committee monitors these processes.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accountants. The Audit Committee discussed with the independent registered public accountants matters in accordance with Statement on Auditing Standards No. 61 “Codification of Statements on Auditing Standards.”

The independent registered public accountants provided to the Audit Committee the written disclosures and the letter from the independent registered public accountants as required by the Independence Standards Board No. 1 “Independence Discussions With Audit Committee.” The Audit Committee discussed the accountants’ independence with independent registered public accountants.

The Audit Committee discussed with the Company’s internal auditors and with the independent registered public accountants the plans for their respective audits. The Audit Committee met with the internal auditors and with the independent registered public accountants, with and without management present, and discussed the results of their examinations, their evaluations of the Company’s internal controls and the quality of the Company’s financial reporting.

On June 4, 2003, the Board of Directors approved the recommendation of four members of the Audit Committee to designate Mr. E. Bulkeley Griswold as the Audit Committee Financial Expert in compliance with Section 407 of the Sarbanes-Oxley Act of 2002.

On January 28, 2004, the Audit Committee established a Whistleblower Policy and Procedures for the Company, which was adopted by the Board of Directors on February 4, 2004. On November 22, 2004, the Audit Committee approved a revised Whistleblower Complaint Policy and Procedures, which was adopted by the Board of Directors on December 1, 2004.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the Board approve the audited consolidated financial statements for inclusion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and the Board accepted the Audit Committee’s recommendation.

Submitted by the Audit Committee

E. Bulkeley Griswold (Chairman)

Melvyn Falis

Harley Lippman

Robert Steele

INDEPENDENT AUDITORS

On October 29, 2002, the Board of Directors of the Company ratified the recommendation of the Audit Committee that the independent registered public accounting firm, KPMG LLP (“KPMG”), be appointed as the independent auditor of the Company for the fiscal year ending December 31, 2002 and thereafter, effective immediately. Representatives from KPMG are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

During the two most recent fiscal years and the subsequent interim period through December 31, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) of the Company.

KPMG audited the Company’s financial statements for the year ended December 31, 2004. The following table shows the fees billed to the Company by KPMG for each of the last two fiscal years:

Description of Fees	2004	2003
Audit Fees	$858,300	$402,500
Audit-Related Fees (1)	$84,500	$84,500
Tax Fees (2)	$308,300	$232,450
All Other Fees	—	—
Total	$1,234,550	$719,450

(1)	Audit-Related Fees represent amounts billed for the audits of the Company’s benefit plans, debt compliance report, and other specific reporting requirements of the Company.
(2)	Tax Fees represent amounts billed for tax compliance and advisory services.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

PRINCIPAL STOCKHOLDERS

The following table illustrates that (1) as of March 2, 2005, no director or executive officer of the Company owned more than 1% of all the outstanding shares of common stock of the Company and (2) no person is the beneficial owner of 5% or more of the shares of common stock of the Company. The table sets forth information in respect of directors, executive officers named in the compensation table on page 17 and directors and executive officers as a group. A person has beneficial ownership over shares if the person has voting or investment power over the shares.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Directors

Mitchell Steinhause	1	*
Richard Schaeffer	1	*
Kevin McDonnell	1	*
Gary Rizzi(1)	2	*

Stephen Ardizzone	2	*
Eric Bolling	2	*
Joseph Cicchetti	1	*
Melvyn Falis	0
Joel Faber	4	*
Stephen Forman(2)	2	*
Kenneth Garland	1	*
Anthony George Gero	2	*
David Greenberg	1	*
E. Bulkeley Griswold	0
Jesse Harte (3)	1	*
Scott Hess	1	*
Steven Karvellas	1	*
Harley Lippman	0
Michel Marks	2	*
Michael McCallion	1	*
John McNamara	1	*
Gordon Rutledge	1	*
Robert Steele	0
Executive Officers
James E. Newsome	0
Christopher K. Bowen, Esq	0
Samuel H. Gaer	0
All directors and executive officers as a group	28	3.4%

*	less than one percent.
(1)	Mr. Rizzi has entered into an ABC Agreement with A.G. Edwards & Sons, Inc.
(2)	Mr. Forman has entered into an ABC Agreement with Prudential Financial Derivatives, LLC.
(3)	Mr. Harte is currently leasing a membership from Calyon Financial Inc. As a lessee, Mr. Harte has no voting control or pecuniary interest in the membership.

ABC Agreement

An “ABC Agreement” is an agreement by which a member institution designates an individual to exercise voting rights and other membership privileges with respect to a membership purchased by the member institution, but does not give the individual the power to dispose of the membership. The provisions of an ABC Agreement also apply to the common stock of the Company shown to be beneficially owned by each director shown as being party to an ABC Agreement.

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth information in respect of the compensation of the Chairman of the Company during 2004 and the persons who were, at December 31, 2004, the other four (4) most highly-compensated executive officers of the Company and its subsidiaries during 2002, 2003 and 2004. This table includes additional highly compensated executive officers as required by SEC rules and regulations.

Summary Compensation Table

		Annual Compensation
Name and Principal Position	Year	Salary		Bonus		All Other Compensation(1)
Vincent Viola, Former Chairman and Chief Executive Officer	2004 2003 2002	138,460 623,077 599,999	(4)	— 1,800,000 —		833,333 — —	(5)
Mitchell Steinhause Chairman and Chief Executive Officer	2004 2003 2002	480,000 — —		900,000 450,000 400,000		28,000 112,000 112,000	(3) (3) (3)
J. Robert Collins, Jr. Former President	2004 2003 2002	624,538 1,083,076 883,437	(7)	— 900,000 750,000		2,192,308 50,784 99,372	(8) (2) (2)
James E. Newsome President	2004 2003 2002	296,154 — —		600,000 — —	(6)	— — —
Christopher K. Bowen, Esq. General Counsel and Chief Administrative Officer	2004 2003 2002	314,083 288,640 256,120		310,000 275,000 350,000		— — —
Samuel H. Gaer Chief Information Officer	2004 2003 2002	360,000 276,923 —		225,000 200,000 —		3,826 8,537 —	(9) (10)
Richard Schaeffer Vice Chairman	2004 2003 2002	— — —		375,000 110,000 100,000		100,500 61,000 62,000	(3) (3) (3)

(1)	As provided by SEC Regulation S-K, Item 402, perquisites and other personal benefits aggregating the lower of $50,000 or 10% of the sum of salary and bonus are not reported.
(2)	Includes amounts earned under matching and profit-sharing programs of the Company’s 401(k) and deferred compensation plans.
(3)	Consists of pro rata stipends for serving as Vice Chairman, Executive Committee member, or Board member, as the case may be, and Board meeting attendance fees (see “Compensation of Directors” below for description of fees).

(4)	Mr. Viola served as Chairman until March 2004.
(5)	Consists of consulting fees paid to Mr. Viola subsequent to his term as Chairman, pursuant to a three-year advisor services agreement with the Company, effective as of March 17, 2004, which provides for consulting fees to Mr. Viola of $1,000,000 per year.
(6)	Consists of $400,000 sign-on bonus and $200,000 year-end bonus.
(7)	Mr. Collins served as President until July 2004.
(8)	Consists of severance and unused vacation payments made to Mr. Collins in accordance with the non-renewal of his employment agreement.
(9)	Consists of reimbursement payments, plus tax gross up, to Mr. Gaer, for life insurance premiums.
(10)	Consists of reimbursement payments, plus tax gross up, to Mr. Gaer, for life and disability insurance premiums.

COMPENSATION OF DIRECTORS

Chairman: The Chairman receives an annual base salary of $600,000. In 2004, the Chairman received a year-end bonus of $900,000.

Vice Chairman: The Vice Chairman receives an annual stipend of $100,000 as well as a fee of $1,000 for each monthly board meeting attended. In 2004, the Vice Chairman received a year-end bonus in an amount of $375,000.

Director: Directors receive a monthly stipend of $2,500, or $30,000 a year and an additional fee of $1,000 for each monthly board meeting attended. In addition, directors serving on the executive committee receive a $20,000 yearly retainer. Directors serving on the Executive Committee are also eligible to receive a year-end bonus in an amount to be determined and approved by the Board. In 2004, the members of the Executive Committee received the following year-end bonus: Scott Hess $100,000; Gary Rizzi $100,000; and Kevin McDonnell $100,000. In addition, Director Kevin McDonnell received a bonus of $75,000 in recognition of his efforts on behalf of the Exchange’s Dublin initiative in the year 2004. Public Directors receive $1,000 for each committee meeting attended.

EMPLOYMENT AND OTHER AGREEMENTS

James E. Newsome

The Company has an employment agreement with James E. Newsome, its President, effective as of August 2, 2004 and expiring on August 1, 2007. This agreement provides for the executive to earn a salary of $700,000 per year for the first two years of the agreement and $900,000 for the third year of the agreement. Dr. Newsome also received a signing bonus payment of $400,000. In addition to his stated salary, the executive is entitled to be considered for an annual bonus based upon achievement of objective performance goals as determined by the Compensation Committee and as set forth under an Incentive Compensation Plan.

If Dr. Newsome is terminated without Cause or if he resigns for Good Reason (each as defined in his agreement), he will be entitled to a payment of $900,000. If Dr. Newsome is terminated for cause, the Company’s obligations shall cease, except as required by applicable law. In either event, Dr. Newsome will be required to repay all or a portion of the signing bonus pursuant to a formula set forth in his agreement. The term “Cause” includes Dr. Newsome’s violation, involving dishonesty, breach of trust or bad faith, of any statute, regulation or rule in the areas of commodities or securities regulation that results in sanctions against him or the Company; fraud, embezzlement, theft or misappropriation of the Company’s funds; failure to devote substantially all of his business time and efforts to the Company or the uncured material breach of the terms of his agreement. The term “Good Reason” includes relocation by the Company of the principal place of employment by more than 50 miles from New York City; or a material breach by the Company of the terms of Dr. Newsome’s agreement or a demotion or significant diminution in responsibilities.

If the Company elects not to renew the agreement at the end of the term, Dr. Newsome shall be entitled to a payment of $900,000 unless such non-renewal is for Cause. For a period of one year after employment has terminated, Dr. Newsome shall be precluded from engaging in any activities relative to the operation of an exchange for the trading or clearing of energy or metals derivative instruments (or any future instruments to be traded by the exchange). In addition, Dr. Newsome is subject to customary confidentiality and non-solicitation provisions.

Samuel H. Gaer

The Company has an employment and compensation agreement with Samuel H. Gaer, one of its executive officers. This agreement is effective as of March 31, 2003, and provides for Mr. Gaer to earn a salary of $360,000 per year through March 30, 2006, subject to automatic one year renewal periods unless either party notifies the other party of non-renewal thirty days prior to expiring term. In addition to his annual salary, Mr. Gaer shall have the opportunity to receive an annual bonus in an amount to be determined by the Board of Directors, but in no event less than $100,000 per year. If Mr. Gaer is terminated without Cause or if he resigns for Good Reason (each as defined in his agreement), he will be entitled to a termination payment in the amount of (A) a cash payment equal to 200% of the sum of his (x) annual salary and (y) the minimum annual bonus, payable in prescribed installments over a one-year period. If Mr. Gaer is terminated for cause, the Company’s shall have no obligations beyond those accrued prior to termination, and as required by applicable law. The term “Cause” includes Mr. Gaer’s conviction of a felony, or conviction of any other crime involving dishonesty or breach of trust; a violation involving dishonesty, breach of trust or bad faith of any statute, regulation or rule in the areas of commodities or securities regulation that results in sanctions against Mr. Gaer or the Company; deliberate misconduct, willful dereliction of duty, fraud, misappropriation or embezzlement; failure to devote substantially all of his business time and efforts to the Company; or the uncured material breach of the terms of his agreement. The term “Good Reason” is defined as relocation by more than 50 miles of Mr. Gaer’s principal place of employment or a material uncured breach by the Company. In addition, Mr. Gaer is subject to a non-compete restriction for a period of either six months (in the event of a for Cause termination) or one year (in the event of a voluntary, not for Cause or Good Reason termination) after employment has terminated, as the case may be, and to customary confidentiality and non-solicitation provisions.

Madeline Boyd

The Company has an employment agreement with Madeline Boyd, one of its executive officers. This agreement is effective as of January 8, 2004, and provides for Ms. Boyd to earn a salary of $225,000 per year through January 8, 2007. In addition to her annual salary, Ms. Boyd shall be eligible to receive an annual bonus in the sole discretion of the Company. If Ms. Boyd is terminated without Cause or if she resigns for Good Reason (each as defined in her agreement), she will be entitled to a payment of her salary, bonus and certain benefits (including continuation of health coverage) that would have been paid had a termination of her agreement not occurred, subject to a minimum of 100% of her annual salary plus any unpaid annual bonus granted prior to termination. If Ms. Boyd is terminated for cause, the Company shall have no obligations beyond those accrued prior to termination, and as required by applicable law. The term “Cause” includes Ms. Boyd’s commission of a felony, or any other crime involving dishonesty, breach of trust or moral turpitude; a violation involving dishonesty, breach of trust or bad faith of any statute, regulation or rule in the areas of commodities or securities regulation; deliberate misconduct, willful dereliction of duty, fraud, misappropriation or embezzlement; failure to devote substantially all of her business time and efforts to the Company; or the uncured material breach of the terms of her agreement. The term “Good Reason” includes relocation by the Company of the principal place of employment outside of the New York City metropolitan area; a material breach by the Company of the terms of Ms. Boyd’s agreement, or a significant diminution in her responsibilities or other material adverse change in her position, duties or responsibilities.

If the Company elects not to renew the agreement at the end of the term, Ms. Boyd shall be entitled to a severance payment of 29 weeks’ salary plus certain health and retirement benefits, unless such non-renewal is for Cause. In addition, Ms. Boyd is subject to a non-compete restriction for a period of either six months (in the event of a for Cause termination) or one year (in the event of a voluntary, not for Cause or Good Reason termination) after employment has terminated, as the case may be, and to customary confidentiality and non-solicitation provisions.

Sean Keating

The Company has an employment agreement with Sean Keating, one of its executive officers. This agreement is effective as of May 3, 2004, and provides for Mr. Keating to earn a salary of $225,000 per year through May 3, 2007. In addition to his annual salary, Mr. Keating shall be eligible to receive an annual bonus in the sole discretion of the Company. If Mr. Keating is terminated without Cause or if he resigns for Good Reason (each as defined in his agreement), he will be entitled to a payment of his salary, bonus and certain benefits (including continuation of health coverage) that would have been paid had a termination of his agreement not occurred, up to a maximum of 100% of his annual salary plus any unpaid annual bonus granted prior to termination. If Mr. Keating is terminated for cause, the Company shall have no obligations beyond those accrued prior to termination, and as required by applicable law. The term “Cause” includes Mr. Keating’s commission of a felony, or any other crime involving dishonesty, breach of trust or moral turpitude; a violation involving dishonesty, breach of trust or bad faith of any statute, regulation or rule in the areas of commodities or securities regulation; deliberate misconduct, willful dereliction of duty, fraud, misappropriation or embezzlement; failure to devote substantially all of his business time and efforts to the Company; or the uncured material breach of the terms of his agreement. The term “Good Reason” includes relocation by the Company of the principal place of employment outside of the New York City metropolitan area or a material breach by the Company of the terms of Mr. Keating’s agreement.

If the Company elects not to renew the agreement at the end of the term, Mr. Keating shall be entitled to a severance payment equal to 50% of his annual salary, unless such non-renewal is for Cause. In addition, Mr. Keating is subject to a non-compete restriction for a period of either six months (in the event of a for Cause termination) or one year (in the event of a voluntary, not for Cause, or Good Reason termination) after employment has terminated, as the case may be, and to customary confidentiality and non-solicitation provisions.

Former Executive Officers

J. Robert Collins, Jr.

Until June 30, 2004, the Company had an employment and compensation agreement with J. Robert Collins, Jr., its President. This agreement provided for Mr. Collins to earn a salary of $1,000,000 for the first two years of his employment and $1,200,000 beginning on the second anniversary of the agreement through its termination. In addition to his stated salary, Mr. Collins was entitled to an annual bonus based upon achievement of objective performance goals as determined by the Compensation Committee and as set forth under an Incentive Compensation Plan. Mr. Collins’ agreement was not renewed. As a result, under the terms of his agreement, he was entitled to a payment equal to 12 months of base salary plus his most recent annual bonus. In 2004, the Company paid Mr. Collins $2,100,000 in severance, and $92,308 for unused vacation pay, in full satisfaction of its obligations to him under his agreement.

Vincent Viola

Mr. Viola served as Chairman of the Company until March 2004. He subsequently entered into an advisor services agreement with the Company, for a term of three years, effective as of March 17, 2004 (the “Agreement”). Pursuant to the Agreement, Mr. Viola serves as a senior strategic advisor, advising the Company on various strategic initiatives, including but not limited to, business combinations, financing transactions, capital raising, and such other matters as determined by the Company’s Chairman or its Board of Directors. In

consideration for his services under the Agreement, Mr. Viola is paid $83,333.33 per month ($1 million per year) and a transaction fee in the event that the Company acquires, during the term of the Agreement or any extension thereof, a controlling interest in the IntercontinentalExchange, Inc. (“ICE”) or the Board of Trade of the City of New York, Inc. (“NYBOT”). The transaction fee shall be based upon the price paid to ICE or NYBOT (the “Price”), according to the following scale: 2% of the first $50 million of the Price, 1.5% of the following $50 million of the Price, 1.25% of the following $100 million of the Price, and 1% of that portion of the Price that exceeds $200 million. Mr. Viola will also be entitled to a fee, to be negotiated in good faith, for any other substantial business combination or acquisition presented initially to the Company by Mr. Viola. Mr. Viola is subject to customary non-compete and confidentiality obligations. In addition to customary termination provisions, the Agreement permits either party, subsequent to March 16, 2005, to terminate for any reason, or no reason, upon 90 days’ prior written notice.

DIRECTOR NOMINATION PROCESS

The nomination process for directors of the company is managed by a Subcommittee of the Membership Committee of the New York Mercantile Exchange, Inc. (the “Subcommittee”) In order to qualify for membership on the Subcommittee, a person must have been a member for one year prior to his or her service. The Subcommittee holds an open meeting to accept recommendations of names for proposed nominees for the Board of Directors. At that meeting, any stockholder may recommend a proposed nominee for each open position. A stockholder may not recommend more than one candidate per category. Written recommendations by stockholders proposing candidates may be presented prior to, or at, this meeting. Thereafter, a list of the recommendations of proposed nominees is compiled and immediately posted. Additional written recommendations by stockholders for proposed nominees may be submitted to the Subcommittee until a specified date. Thereafter, a final list of recommended names and the categories in which they are proposed to run will be immediately posted.

After the specified date to nominate candidates, the Subcommittee convenes to determine the eligibility of the proposed nominees for the categories to which they were nominated. Such determination is immediately posted. Should the Subcommittee determine that a proposed nominee is ineligible to run in the category for which he was nominated, written notice thereof shall immediately be submitted to such proposed nominee. To assist the Subcommittee, stockholders may submit information regarding the eligibility of a proposed nominee to the Subcommittee. All such submissions must be received by a specified time and date at the Office of the Corporate Secretary. In addition, a proposed nominee may appeal the Subcommittee’s determination. Such appeal must be made by a specified date. The Subcommittee considers the appeal and makes a final ruling by a specified date. On such date, the Subcommittee assigns each proposed nominee to the proper category, regardless of the category for which the proposed nominee was originally proposed; however, only persons who were proposed to be candidates for Chairman or Vice Chairman are eligible to run for that office.

To be officially nominated, each proposed nominee is required to file with the Office of Corporate Secretary a declaration which states the category for which the person intends to stand for election. Failure to submit a declaration by the specified date will render the proposed nominee ineligible to run in any category.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the information furnished to the Company, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with by the respective reporting persons.

STOCKHOLDER PROPOSALS

Proposals that Stockholders wish be included in next year’s Proxy Statement for the Annual Meeting to be held in 2006 in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Office of the Corporate Secretary at our principal offices at One North End Avenue, New York, New York 10282-1101 no later than December 31, 2005.

OTHER MATTERS

Our management knows of no matters, other than the foregoing, that will be presented for action at the Annual Meeting.

By Order of the Board of Directors of

NYMEX Holdings, Inc.

GARY RIZZI

Corporate Secretary

Dated: March 2, 2005

APPENDIX A

INSTRUCTIONS TO VOTE BY FAX

YOU MAY CAST YOUR VOTE(S) BY FACSIMILE:

THE FAX NUMBER IS (212) 301-4645.

YOUR FAX MUST BE RECEIVED BY 3:00 P.M. (NEW YORK TIME) ON TUESDAY, MARCH 15, 2005 AND MUST BE IN THE FORM OF THE ENCLOSED PROXY CARD AND PROXY ENVELOPE. A SEPARATE PROXY CARD AND PROXY ENVELOPE MUST BE FAXED FOR EACH SHARE OWNED OR HELD BY AN ABC AGREEMENT.

FOR FURTHER INFORMATION TO VOTE BY FAX, PLEASE REFER TO THE PROXY STATEMENT.

APPENDIX B

PROXY CARD

NYMEX HOLDINGS, INC.

One North End Avenue, World Financial Center

New York, NY 10282-1101 (212) 299-2372

March 15, 2005

Proposal 1 — Election of Directors

Place a cross (x) next to the name of each nominee for whom you wish to vote.

VICE CHAIRMAN OF THE BOARD

(ONE three-year term to expire 2008)

VOTE FOR ONE (1)

☐        Richard Schaeffer    (SHAF) (Incumbent)

FUTURES COMMISSION MERCHANT

(ONE three-year term to expire 2008)

VOTE FOR ONE (1)

☐        Stanley Meierfeld    (STAN)

☐        William Wallace     (WALZ)

LOCAL

(ONE three-year term to expire 2008)

VOTE FOR ONE (1)

☐        Kevin McDonnell    (KMAC) (Incumbent)

FLOOR BROKER

(ONE three-year term to expire 2008)

VOTE FOR ONE (1)

☐        Steven Karvellas    (KVL) (Incumbent)

TRADE

(ONE three-year term to expire 2008)

VOTE FOR ONE (1)

☐        A. George Gero    (ANT) (Incumbent)

AT LARGE

(ONE three-year term to expire 2008)

VOTE FOR ONE (1)

☐        Eric Bolling    (RBI) (Incumbent)

EQUITY HOLDER

(ONE three-year term to expire 2008)

VOTE FOR ONE (1)

☐        Joseph Cicchetti    (Incumbent)

☐        Harvey Gralla

PUBLIC

(ONE three-year term to expire 2008)

VOTE FOR ONE (1)

☐        Melvyn Falis    (Incumbent)

Proposal 2 — Amendment to Certificate of Incorporation

Place a cross (x) next to the response for which you wish to vote.

Approval of Amendment to the Amended and Restated Certificate of Incorporation as more specifically described in the Proxy Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN